TCW

TCW FUNDS, INC.

TCW Global Bond Fund

(Class I: TGGBX; Class N: TGGFX)

Supplement dated July 15, 2026 to the

Prospectus and Summary Prospectus,

each dated February 28, 2026, as supplemented

This supplement provides new and additional information beyond that contained in the Prospectus and Summary Prospectus, and any previous supplements. It should be retained and read in conjunction with the Prospectus and Summary Prospectus, and any previous supplements.

The Board of Directors of TCW Funds, Inc. has approved a Plan of Liquidation and Termination pursuant to which it is expected that the TCW Global Bond Fund (the “Fund”) will be dissolved. Effective on or about September 30, 2026 (the “Liquidation Date”), shareholders of the various classes of shares of the Fund will receive proceeds in proportion to the number of shares of such class held by each of them on the business day preceding the Liquidation Date.

Please note that prior to the Liquidation Date, the Fund may hold most or all of its assets in cash or cash equivalents and therefore may not be able to meet its investment objective.

Effective on and after August 31, 2026, the Fund will not be available for purchase by new or current investors. Any exceptions will only be permitted on a case-by-case basis at the discretion of TCW Funds Distributors LLC.

Please retain this Supplement for future reference.